Second Quarter 2024 Investor Presentation August 2024 CSE: TRUL OTCQX: TCNNF

www.trulieve.com 2 Forward Looking Statements and Industry Data Unless the context otherwise requires, the terms “Trulieve,” “we,” “us” and “our” in this presentation refer to Trulieve Cannabis Corp. and its subsidiaries. Certain statements in this presentation constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation (collectively herein referred to as “forward-looking statements”), which can often be identified by words such as “will”, “may”, “estimate”, “expect”, “plan”, “project”, “intend”, “anticipate” and other words indicating that the statements are forward-looking. These forward-looking statements relate to Trulieve’s expectations or forecasts of business, operations, financial performance, cash flows, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding Trulieve’s 2024 objectives, financial targets and guidance, and its plans for potential acquisitions and expansion of the Company’s operations. Such forward-looking statements are expectations only and are subject to known and unknown risks, uncertainties and other important factors, including, but not limited to, risk factors included in this presentation, that could cause the Company’s actual results, performance or achievements or industry results to differ materially from any future results, performance or achievements implied by such forward-looking statements. Such risks and uncertainties include, among others, dependence on obtaining and maintaining regulatory approvals, including acquiring and renewing state, local or other licenses; engaging in activities which currently are illegal under United States federal law and the uncertainty of existing protection from United States federal or other prosecution; regulatory or political change such as changes in applicable laws and regulations, including United States state-law legalization, particularly in Florida, due to inconsistent public opinion, perception of the medical-use and adult-use cannabis industry, bureaucratic delays or inefficiencies or any other reasons; uncertainty regarding our tax liability and refunds under Section 280E of the US tax code; any other factors or developments which may hinder market growth; reliance on management; and the effect of capital market conditions and other factors on capital availability; competition, including from more established or better financed competitors; and the need to secure and maintain corporate alliances and partnerships, including with customers and suppliers. These factors should be considered carefully, and readers are cautioned not to place undue reliance on such forward-looking statements. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Although it may voluntarily do so from time to time, the Company undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable securities laws. Unless otherwise noted, the forecasted industry and market data contained herein are based upon management estimates and industry and market publications and surveys. The information from industry and market publications has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information. The Company has not independently verified any of the data from third-party sources, nor has the Company ascertained the underlying economic assumptions relied upon therein. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. PLEASE NOTE: MARIJUANA IS ILLEGAL UNDER U.S. FEDERAL LAW, INCLUDING ITS CONSUMPTION, POSSESSION, CULTIVATION, DISTRIBUTION, MANUFACTURING, DISPENSING, AND POSSESSION WITH INTENT TO DISTRIBUTE. Forward-looking statements made in this document are made only as of the date of their initial publication, and the Company undertakes no obligation to publicly update any of these forward-looking statements as actual events unfold.

www.trulieve.com 3 Management’s Use of Non-GAAP Financial Measures In addition to our results determined in accordance with GAAP, we supplement our results with non-GAAP financial measures, including adjusted net income (loss), adjusted gross profit, adjusted gross margin, adjusted SG&A, adjusted SG&A as % revenue, adjusted net income (loss) per diluted share, EBITDA, adjusted EBITDA, adjusted EBITDA margin %, and free cash flow. The Company calculates EBITDA as net income (loss) before net interest expense, interest income, income tax expense, depreciation and amortization; adjusted EBITDA as net income (loss) before net interest expense, income tax expense, depreciation and amortization and also excludes certain extraordinary items; adjusted EBITDA margin as adjusted EBITDA as % of revenue; adjusted net income (loss) as net income (loss) less certain extraordinary items; adjusted gross profit as gross profit less extraordinary expenses; adjusted gross profit margin as adjusted gross profit as % of revenue; adjusted SG&A as SG&A less extraordinary expenses; and free cash flow as cash flow from operations less capital expenditures. Our management uses these non-GAAP financial measures in conjunction with GAAP financial measures to evaluate our operating results and financial performance. We believe these measures are useful to investors as they are widely used measures of performance and can facilitate comparison to other companies. These non-GAAP financial measures are not and should not be considered as measures of liquidity. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with GAAP financial performance measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures to such GAAP measures can be found at the end of this presentation on the slides captioned “Reconciliation of Non-GAAP Financial Measures. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP.

www.trulieve.com 4 Agenda • Second Quarter 2024 Financial and Operational Highlights • Retail Highlights • Recent Developments • Tax Position • 2024 Objectives • Financial Targets • Financial Highlights

www.trulieve.com 5 Second Quarter 2024 Financial and Operational Highlights* • Revenue $303 million, with 95% revenue from retail sales • GAAP gross profit of $182 million and 60% gross margin • Net loss of $12 million • Adjusted net income of $0.2 million excludes non-recurring charges, asset impairments, disposals and discontinued operations • EBITDA of $88 million or 29% of revenue and Adjusted EBITDA of $107 million or 35% of revenue • Cash flow from operations of $71 million and free cash flow of $45 million • Cash as of June 30, 2024 of approximately $356 million • Opened three new dispensaries in Brooksville, North Palm Beach, and Stuart, Florida • Acquired two dispensaries in Beavercreek and Columbus, Ohio *Adjusted net income, EBITDA, adjusted EBITDA and free cash flow are non-GAAP financial measures. See slides 15-17 for reconciliation to GAAP for all non-GAAP financial measures. Numbers may not sum perfectly due to rounding.

www.trulieve.com 6 Retail Highlights • Retail revenue $289 million, up 2% sequentially and 6% compared to last year • Traffic exceeded first quarter by 3% • Sold over 11.5 million branded products • Up 4% compared to q1:24 • Customer retention 66% companywide and 75% medical only • Exited quarter with 32% of retail locations outside of the state of Florida and 88% of dispensaries serving only medical patients

www.trulieve.com 7 Recent Developments • Commenced adult use sales in Ohio at three locations in Beavercreek, Columbus, and Westerville • Rolled out #YesOn3 products to support Smart and Safe Florida campaign for adult use • Opened six new retail locations in Gulf Breeze, Homosassa, Madison, Ocala, and Panama City, Florida, and Wilkes-Barre, Pennsylvania • Currently operate 206 retail dispensaries and over 4 million square feet of cultivation and processing capacity in the United States

www.trulieve.com 8 Tax Position • In Q4 2023, Trulieve filed amended federal tax returns for 2019, 2020, and 2021 claiming $143 million of refunds and corresponding amended state returns claiming $31 million of refunds • Amended returns were supported by legal interpretations that challenge the tax liability under Section 280E of the Internal Revenue Code • Refund checks of approximately $115 million received to date of $174 million claimed • $62 million in Q4:23, $50 million in Q1:24 and $2 million in Q2:24 • Rejection notices for returns seeking $4.5 million of refunds • Trulieve continues to make tax payments as a customary U.S. taxpayer without tax payments associated with 280E of the tax code until final resolution is reached • While challenge is ongoing, taxes are swept into an uncertain tax position • Balance sheet includes amended return refund checks received, the amount of tax underpaid if 280E applied, and interest accrued • Balance sheet uncertain tax position liability was $333 million at June 30, 2024, with $302 million related to this tax challenge • Without the effect of 280E, first and second quarter net income would have been positive Numbers may not sum perfectly due to rounding.

www.trulieve.com 9 Tax Position • Uncertain Tax Position • $333 million at June 30, 2024 • $31 million unrelated to the challenge of the applicability of 280E to Trulieve • $302 million related to the challenge of the applicability of 280E to Trulieve • Cash refunds total $115 million to date • $62 million cash refunds received in Q4:2023 • $50 million cash refunds received in Q1:2024 • $2 million cash refunds received in Q2:2024 • 280E tax liability accruals total $188 million • $49 million net Q3:2023 280E tax liability accrual • $40 million net Q4:2023 280E tax liability accrual • $46 million net Q1:2024 280E tax liability accrual • $53 million net Q2:2024 280E tax liability accrual Numbers may not sum perfectly due to rounding.

www.trulieve.com 10 2024 Objectives Deliver Exceptional Customer Experiences and Build Brand Loyalty • Provide superb service, expedient transactions, and frictionless returns • Innovate across product and consumer categories Expand Distribution of Branded Products Through Branded Retail Locations • Invest in cornerstone markets: Florida, Pennsylvania, and Arizona • Expand retail and wholesale distribution networks Maintain disciplined approach to cash generation and preservation Invest in infrastructure, technology, and talent to support long term growth • Prepare for potential growth catalysts • Invest for cannabis 2.0 future

Financials

www.trulieve.com 12 Financial Targets Financial Targets: • Anticipate third quarter revenue will be down mid single digits compared to the second quarter and up mid single digits year over year • Seasonality in Arizona and Florida partially offset by new store openings and the launch of adult use in Ohio • Anticipate gross margin will be at least in the mid-50s range for the remainder of the year • Operating expenses and capital expenditures are expected to increase in 2H:24 • Anticipate 2024 cash flow from operations of at least $250 million • Anticipate 2024 capital expenditures to be approximately $100 million Financial Position as of June 30, 2024: • $356 million in cash • $481 million of debt at 7.9% interest

Financial Highlights*

INCOME STATEMENT HIGHLIGHTS

(USD millions, except per share data)	Q2:24	Q1:24	Q4:23	Q3:23	Q2:23	Q1:23	Q4:22	Q3:22	Q2:22	Q1:22	2023	2022
Revenue	303.4	297.6	287.0	275.2	281.8	285.2	298.5	295.4	313.8	310.6	1,129.2	1,218.2
Gross Profit	181.6	173.8	153.9	142.9	141.6	150.2	157.1	168.7	183.4	179.9	588.6	689.1
Gross Margin	59.9 %	58.4 %	53.6 %	51.9 %	50.3 %	52.6 %	52.6 %	57.1 %	58.4 %	57.9 %	52.1 %	56.6 %
Adjusted Gross Profit	181.6	173.8	153.9	143.1	143.4	150.2	161.1	172.5	183.2	184.6	590.6	701.4
Adjusted Gross Margin	59.9 %	58.4 %	53.6 %	52.0 %	50.9 %	52.7 %	54.0 %	58.4 %	58.4 %	59.5 %	52.3 %	57.6 %
SG&A	102.6	101.3	96.3	93.9	96.0	100.0	122.8	111.9	107.5	104.9	386.2	447.0
SG&A as % Revenue	33.8 %	34.0 %	33.6 %	34.1 %	34.1 %	35.1 %	41.1 %	37.9 %	34.2 %	33.8 %	34.2 %	36.7 %
Adjusted SG&A	93.0	86.6	83.7	84.6	81.1	86.7	96.0	90.4	90.5	93.5	336.1	370.4
Adjusted SG&A as % Revenue	30.6 %	29.1 %	29.2 %	30.7 %	28.8 %	30.4 %	32.2 %	30.6 %	28.8 %	30.1 %	29.8 %	30.4 %
Depreciation and Amortization	28.1	27.8	27.2	27.0	26.1	29.6	29.8	29.5	29.4	27.8	109.8	116.4
Net Income (Loss)**	(12.0)	(23.1)	(33.4)	(25.4)	(403.8)	(64.1)	(77.0)	(114.6)	(22.5)	(32.0)	(526.8)	(246.1)
Net Income (Loss) Continuing Operations	(10.7)	(23.5)	(36.6)	(22.9)	(342.1)	(34.3)	(64.2)	(72.6)	(18.7)	(27.0)	(435.9)	(182.6)
Adjusted Net Income (Loss)	0.2	(10.2)	(22.8)	(14.7)	(14.6)	(17.7)	(34.0)	7.9	2.8	4.7	(69.8)	(18.7)
Net Income (Loss) Per Diluted Share**	(0.05)	(0.17)	(0.18)	(0.13)	(2.14)	(0.34)	(0.41)	(0.61)	(0.12)	(0.17)	(2.79)	(1.31)
Net Income (Loss) Continuing Operations Per Diluted Share**	(0.04)	(0.16)	(0.19)	(0.12)	(1.80)	(0.18)	(0.33)	(0.38)	(0.09)	(0.14)	(2.28)	(0.95)
Adjusted Net Income (Loss) Per Diluted Share**	0.00	(0.05)	(0.12)	(0.08)	(0.08)	(0.09)	(0.18)	0.04	0.01	0.03	(0.37)	(0.10)
Adjusted EBITDA	107.0	105.8	87.8	77.7	78.7	78.1	82.8	99.6	110.9	105.0	322.3	398.1
Adjusted EBITDA Margin	35.2 %	35.5 %	30.6 %	28.2 %	27.9 %	27.4 %	27.7 %	33.7 %	35.3 %	33.8 %	28.5 %	32.7 %

*Adjusted gross profit, adjusted gross profit margin, adjusted SG&A, adjusted SG&A as % revenue, adjusted net income (loss), adjusted net income (loss) per diluted share, adjusted EBITDA and adjusted EBITDA Margin are Non-GAAP financial measures. See slides 15-17 for reconciliation to GAAP for all non-GAAP financial measures.

**Includes discontinued operations.

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www.trulieve.com 14 Financial Highlights SHARE COUNT ESTIMATE Subordinate Voting Shares 164.1 Multiple Voting Shares* 0.2 Total Shares Outstanding 187.3 Employee Stock Options/RSUs 6.3 Pro Forma Estimated Shares 193.6 (millions as of June 30, 2024 on as if converted basis) *converted at 100 subordinate shares per 1 multiple voting share excludes 4.77 million nonvested RSUs excludes 1.76 million unexercisable options

www.trulieve.com 15 Reconciliation of Non-GAAP Financial Measures Net loss attributable to common shareholders $ (12.0) $ (403.8) $ (23.1) $ (35.1) $ (468.0) Add (deduct) impact of: Interest expense, net $ 15.4 $ 18.9 $ 14.7 $ 30.1 $ 40.1 Interest income $ (4.0) $ (1.3) $ (3.3) $ (7.3) $ (2.4) Provision for income taxes $ 47.2 $ 33.8 $ 55.4 $ 102.6 $ 69.3 Depreciation and amortization $ 28.1 $ 26.1 $ 27.8 $ 55.8 $ 55.7 Depreciation included in cost of goods sold $ 13.3 $ 16.0 $ 13.5 $ 26.8 $ 28.0 EBITDA (Non-GAAP) $ 88.0 $ (310.4) $ 85.0 $ 173.0 $ (277.3) EBITDA Margin (Non-GAAP) 29% (110)% 29% 29% (49)% Impairment of goodwill $ — $ 307.6 $ — $ — $ 307.6 Impairment and disposal of long-lived assets, net of (recoveries) $ 1.2 $ 3.3 $ (1.4) $ (0.1) $ 6.7 Legislative campaign contributions $ 5.0 $ 8.6 $ 9.2 $ 14.2 $ 19.1 Acquisition, transaction, and other non-recurring costs $ 4.3 $ 5.7 $ 3.7 $ 8.0 $ 7.6 Share-based compensation $ 5.0 $ 0.5 $ 5.2 $ 10.1 $ 2.9 Other income (expense), net $ 1.8 $ (0.6) $ 2.7 $ 4.6 $ (4.7) Discontinued operations, net of tax, attributable to common shareholders $ 1.6 $ 64.1 $ 1.4 $ 3.0 $ 94.9 Adjusted EBITDA (Non-GAAP) $ 107.0 $ 78.7 $ 105.8 $ 212.8 $ 156.8 Adjusted EBITDA Margin (Non-GAAP) 35% 28% 36% 38% 53 % For the Six Months Ended June 30, 2023 June 30, 2024(Amounts expressed in millions of United States dollars; unaudited) June 30, 2024 June 30, 2023 March 31, 2024 For the Three Months Ended EBITDA and Adjusted EBITDA

Reconciliation of Non-GAAP Financial Measures

Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share

(Amounts expressed in millions of United States dollars; unaudited)	For the Three Months Ended June 30, 2024	For the Three Months Ended June 30, 2023	For the Three Months Ended March 31, 2024	For the Six Months Ended June 30, 2024	For the Six Months Ended June 30, 2023
Net loss attributable to common shareholders	$ (12.0)	$ (403.8)	$ (23.1)	$ (35.1)	$ (468.0)
Net loss from discontinued operations, net of tax, attributable to common shareholders	$ 1.6	$ 64.1	$ 1.4	$ 3.0	$ 94.9
Adjustment of redeemable non-controlling interest to maximum redemption value	$ 1.9	$ —	$ (8.8)	$ (6.9)	$ —
Net loss from continuing operations available to common shareholders	$ (8.5)	$ (339.7)	$ (30.6)	$ (39.1)	$ (373.0)
Add (deduct) impact of:					
Adjustment of redeemable non-controlling interest to maximum redemption value	$ (1.9)	$ —	$ 8.8	$ 6.9	$ —
Impairment of goodwill	$ —	$ 307.6	$ —	$ —	$ 307.6
Impairment and disposal of long-lived assets, net of (recoveries)	$ 1.2	$ 3.3	$ (1.4)	$ (0.1)	$ 6.7
Legislative campaign contributions	$ 5.0	$ 8.6	$ 9.2	$ 14.2	$ 19.1
Acquisition, transaction, and other non-recurring costs	$ 4.3	$ 5.7	$ 3.7	$ 8.0	$ 7.6
Adjusted net income (loss) (Non-GAAP)	$ 0.2	$ (14.6)	$ (10.2)	$ (10.0)	$ (32.1)

(Amounts expressed are per share except for shares which are in millions; unaudited)	For the Three Months Ended June 30, 2024	For the Three Months Ended June 30, 2023	For the Three Months Ended March 31, 2024	For the Six Months Ended June 30, 2024	For the Six Months Ended June 30, 2023
Net loss attributable to common shareholders	$ (0.06)	$ (2.14)	$ (0.12)	$ (0.18)	$ (2.48)
Net loss from discontinued operations, net of tax, attributable to common shareholders	$ 0.01	$ 0.34	$ 0.01	$ 0.02	$ 0.50
Adjustment of redeemable non-controlling interest to maximum redemption value	$ 0.01	$ —	$ (0.05)	$ (0.04)	$ —
Net loss from continuing operations available to common shareholders	$ (0.04)	$ (1.80)	$ (0.16)	$ (0.21)	$ (1.97)
Add (deduct) impact of:					
Adjustment of redeemable non-controlling interest to maximum redemption value	$ (0.01)	$ —	$ 0.05	$ 0.04	$ —
Impairment of goodwill	$ —	$ 1.63	$ —	$ —	$ 1.63
Impairment and disposal of long-lived assets, net of (recoveries)	$ 0.01	$ 0.02	$ (0.01)	$ (0.00)	$ 0.04
Legislative campaign contributions	$ 0.03	$ 0.05	$ 0.05	$ 0.07	$ 0.10
Acquisition, transaction, and other non-recurring costs	$ 0.02	$ 0.03	$ 0.02	$ 0.04	$ 0.04
Adjusted net income (loss) (Non-GAAP)	$ 0.00	$ (0.08)	$ (0.05)	$ (0.05)	$ (0.17)
Basic and diluted shares outstanding	190.3	189.1	189.5	189.9	189.0

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www.trulieve.com 17 Reconciliation of Non-GAAP Financial Measures Cash flow from operating activities $ 71.3 $ (23.5) $ 139.2 $ 210.5 $ (23.1) Payments for property and equipment $ (26.5) $ (11.0) $ (15.6) $ (42.1) $ (24.7) Free cash flow $ 44.8 $ (34.5) $ 123.6 $ 168.4 $ (47.8) For the Six Months Ended (Amounts expressed in millions of United States dollars; unaudited) June 30, 2024 June 30, 2023 For the Three Months Ended March 31, 2024 June 30, 2024 June 30, 2023 Free Cash Flow and Adjusted SG&A SG&A $ 102.6 $ 96.0 $ 101.3 $ 203.9 $ 196.0 Integration, transaction, and other non-recurring costs $ (9.6) $ (14.9) $ (14.7) $ (24.3) $ (28.3) Adjusted SG&A (Non-GAAP) $ 93.0 $ 81.1 $ 86.6 $ 179.6 $ 167.8 (Amounts expressed in millions of United States dollars; unaudited) For the Three Months Ended March 31, 2024 June 30, 2023 June 30, 2024 June 30, 2023 June 30, 2024 For the Six Months Ended

www.trulieve.com 18 House of Brands Trulieve Brands VA LU E M ID P RE M IU M Partner Brands

THANK YOU CSE: TRUL OTCQX: TCNNF @Trulieve/@Trulieve_IR ir@trulieve.com